                  AmeriCredit Automobile Receivables Trust 1998-A
                        Class A-1 5.560% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 5.880% Asset Backed Notes
                         Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginn   09/01/98
Monthly Period Ending   09/30/98


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


      A.   Beginning of period Aggregate Principal Balance                                  $370,534,093
                                                                                            ------------
      B.   Purchase of Subsequent Receivables                                                          0
                                                                                            ------------
      C.   Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                         at end of period                                       9,838,498
                                                                              -----------
           (2)     Collections on Receivables paid off
                         during period                                          2,915,902
                                                                              -----------
           (3)      Receivables becoming Liquidated Receivables
                         during period                                          3,478,726
                                                                              -----------
           (4)      Receivables becoming Purchased Receivables
                         during period
                                                                              -----------
           (5)      Cram Down Losses occurring during period
                                                                              -----------
           (6)      Other Receivables adjustments                                 102,172
                                                                              -----------
           (7)       Less amounts allocable to Interest                        (5,267,778)
                                                                              -----------

           Total Monthly Principal Amounts                                                    11,067,520
                                                                                            ------------
      D.   End of period Aggregate Principal Balance                                        $359,466,573
                                                                                            ------------
                                                                                            ------------
      E.   Pool Factor                                                                        84.580372%
                                                                                            ------------
                                                                                            ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1      Class A-2     Class A-3        TOTAL
                                                            ------------   ------------  ------------  -------------
      A.   Beginning of period Note Balance              $28,974,251   $200,000,000  $128,000,000   $356,974,251
                                                             -----------   ------------  ------------   ------------
      B.   Noteholders' Principal Distributable Amount    11,067,520              0             0     11,067,520
      C.   Noteholders' Accelerated Principal Amount         922,081              0             0        922,081
      D.   Accelerated Payment Amount Shortfall               52,875              0             0         52,875
      E.   Note Prepayment Amount                                  0              0             0              0
      F.   Deficiency Claim Amount                                 0              0             0              0
                                                         -----------   ------------  ------------   ------------

      G.   End of period Note Balance                    $16,931,775   $200,000,000  $128,000,000   $344,931,775
                                                         -----------   ------------  ------------   ------------
                                                         -----------   ------------  ------------   ------------
      H.   Note Pool Factors                              17.455438%    100.000000%   100.000000%     81.160418%
                                                         -----------   ------------  ------------   ------------
                                                         -----------   ------------  ------------   ------------


      RECONCILIATION OF PRE-FUNDING ACCOUNT:
III.


      A.       Beginning of period Pre-Funding Account balance                                                    $0
                                                                                                       -------------
      B.       Purchase of Subsequent Receivables                                                   0
                                                                                         ------------
      C.       Investment Earnings                                                                  0
                                                                                         ------------
      D.       Investment Earnings Transfer to Collections Account                                  0
                                                                                         ------------
      E.       Payment of Mandatory Prepayment Amount                                               0
                                                                                         ------------
                                                                                                                   0
                                                                                                       -------------
      F.       End of period Pre-Funding Account balance                                                          $0
                                                                                                       -------------
                                                                                                       -------------

      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
IV.
      A.       Total Monthly Principal Amounts                                                           $11,067,520
                                                                                                       -------------
      B.       Required Pro-forma Security Balance                                        323,519,916
                                                                                         ------------
      C.       Pro-forma Security Balance (Assuming 100% Paydown of
                 Total Monthly Principal Amounts)                                         345,906,731
                                                                                         ------------
      D.       Step-down Amount  (B. - C.)                                                                         0
                                                                                                       -------------
      E.       Principal Distributable Amount  (A.- D.)                                                  $11,067,520
                                                                                                       -------------
                                                                                                       -------------

      RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

V.    A.       Beginning of period Capitalized Interest  Account balance                                         $0
                                                                                                      -------------
      B.       Monthly Capitalized Interest Amount                                                  0
                                                                                         ------------
      C.       Investment Earnings                                                                  0
                                                                                         ------------
      D.       Investment Earnings Transfer to Collections Account                                  0
                                                                                         ------------
      E.       Payment of Overfunded Capitalized Interest Amount                                    0
                                                                                         ------------
      F.       Payment of Remaining Capitalized Interest Account                                    0
                                                                                         ------------
                                                                                                                  0
                                                                                                      -------------
      G.       End of period Capitalized Interest Account balance                                                $0
                                                                                                      -------------
                                                                                                      -------------

      RECONCILIATION OF COLLECTION ACCOUNT:

VI.   A.       Available Funds:

           (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                                    $12,754,400
                                                                                         ------------
           (2)      Liquidation Proceeds collected
                         during period                                                      1,568,154
                                                                                         ------------
           (3)      Purchase Amounts deposited in Collection
                          Account                                                        ------------
           (4)   (a)     Investment Earnings - Collection Account                              45,461
                                                                                         ------------
                 (b)     Investment Earnings - Transfer From
                             Prefunding Account                                                     0
                                                                                         ------------
                 (c)     Investment Earnings - Transfer From Capitalized
                             Interest Account                                                       0
                                                                                         ------------
           (5)       Collection of Supplemental Servicing Fees
                 (a)     Extension Fees                                                        94,283
                                                                                         ------------
                 (b)     Repo and Recovery Fees Advanced                                       87,180
                                                                                         ------------
                 (c)     Other Fees                                                            72,429
                                                                                         ------------
           (6)       Monthly Capitalized Interest Amount                                            0
                                                                                         ------------
           (7)       Mandatory Prepayment Amount
                                                                                         ------------
           Total Available Funds                                                                         14,621,907
                                                                                                      -------------

      B.   Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
                 (a)       Base Servicing Fee                                                 692,435
                                                                                         ------------
                 (b)       Repo and Recovery Fees                                              87,180
                                                                                         ------------
                 (c)       Bank Service Charges                                                10,318
                                                                                         ------------
                 (d)       Other Fees                                                          72,429
                                                                                         ------------
           (2)      Agent fees                                                                  2,316
                                                                                         ------------
           (3)      Refunds of Overpayments paid by AFS                                        26,948
                                                                                         ------------
           (4)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                            120,823
                                                                                         ------------
                            (b)        Class A - 2                                            861,750
                                                                                         ------------
                            (c)        Class A - 3                                            627,200
                                                                                         ------------

           (5)      Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                                         11,067,520
                                                                                         ------------
                            (b)        Class A - 2                                                  0
                                                                                         ------------
                            (c)        Class A - 3                                                  0
                                                                                         ------------

           (6)      Security Insurer Premiums                                                 130,907
                                                                                         ------------

           Total distributions                                                                           13,699,826
                                                                                                      -------------

      C.         Excess Available Funds  (or Deficiency Claim Amount )                                      922,081
                                                                                                      -------------

      D.         Noteholders' Accelerated Principal Amount                                                 (922,081)
                                                                                                      -------------

      E.         Deposit to Spread Account                                                                       $0
                                                                                                      -------------
                                                                                                      -------------


                                       2


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.         Excess Available Funds  (VI.C.)                                             $922,081
                                                                                         ------------
      B.         Pro Forma Security Balance    (II.A.-II.B.)                              345,906,731
                                                                                         ------------
      C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)               323,519,916
                                                                                         ------------
      D.         Excess of Pro Forma Balance over Required Balance  (B. - C.)              22,386,815
                                                                                         ------------
      E.         End of Period  Class A-1 Note Balance (before accel.
                   payments)                                                               17,906,731
                                                                                         ------------
      F.         Greater of D. or E.                                                       22,386,815
                                                                                         ------------
      G.         Accelerated Principal Amount  (lesser of  A. or F.)                                       $922,081
                                                                                                      -------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.         Pro Forma Security Balance                                              $345,906,731
                                                                                         ------------
      B.         Required Pro Forma Security Balance                                      323,519,916
                                                                                         ------------
      C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)             22,386,815
                                                                                         ------------
      D.         End of Period  Class A-1 Note Balance (before accel.
                   payments)                                                               17,906,731
                                                                                         ------------
      E.         Greater of C. or D.                                                       22,386,815
                                                                                         ------------
      F.         Excess Available Funds  (VI.C.)                                              922,081
                                                                                         ------------
      G.         Investment Earnings on Collection Account                                     45,461
                                                                                         ------------
      H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                       $21,510,195
                                                                                                      -------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Beginning of period Spread Account balance                                               $12,750,000
                                                                                                      -------------

      B.       Additions to Spread Account
           (1)       Deposits from Collections Account    (VI. E.)                                  0
                                                                                         ------------
           (2)       Investment Earnings                                                       52,875
                                                                                         ------------
           (3)       Deposits Related to Subsequent Receivables Purchases                           0
                                                                                         ------------

           Total Additions                                                                                   52,875
                                                                                                      -------------

      C.       Spread Account balance available for  withdrawals                                         12,802,875
                                                                                                      -------------

      D.       Requisite Amount of Spread Account
             (1)       Initial Spread Account Deposit                                      $9,749,989
                                                                                         ------------
             (2)       Subsequent Spread Account Deposits                                   3,000,011
                                                                                         ------------
             (3)       Total Initial & Subsequent Spread Account Deposits
                         (1)+(2)                                                           12,750,000
                                                                                         ------------
             (4)       $100,000                                                               100,000
                                                                                         ------------
             (5)       2% of Original Pool Balance (total deliveries)                       8,500,000
                                                                                         ------------
             (6)       End of period Note Balance (before accel. principal
                         shortfall calc)                                                  344,984,650
                                                                                         ------------
             (7)       Lesser of (5) or (6)                                                 8,500,000
                                                                                         ------------
             (8)       Floor Amount Greater of (4) or (7)                                   8,500,000
                                                                                         ------------
             (9)       Aggregate Principal Balance                                        359,466,573
                                                                                         ------------
            (10)       End of period Note Balance (before accel. principal
                         shortfall calc)                                                  344,984,650
                                                                                         ------------
            (11)       Line (9) less line (10)                                             14,481,923
                                                                                         ------------
            (12)       OC level     (11) / (9)                                                  4.03%
                                                                                         ------------
            (13)       13% less OC level, if OC level is greater than 10%                        n/a
                                                                                         ------------
            (14)       If OC level is equal to or greater than 10%, Percent in
                         (13) x End of Period Aggregate Principal Balance                        n/a
                                                                                         ------------
            (15)       If OC level is less than 10%, 3% of Original Pool Balance
                         (total deliveries)                                                12,750,000
                                                                                         ------------
            (16)       15% of end of period Aggregate Principal Balance if
                         Trigger Date                                                              n/a
                                                                                         ------------

           Requisite Amount of Spread Account (either (3), (8), (14), (15), or
             (16) as applicable)                                                                         12,750,000
                                                                                                      -------------

      E.       Withdrawals from Spread Account
           (1)       Priority First - Deficiency Claim Amount
                                                                                         ------------
           (2)       Priority Second through Third
                                                                                         ------------
           (3)       Priority Fourth - Accelerated Payment Amount Shortfall  21,510,195
                                                                           ------------  ------------
                         Accelerated Payment Amount Shortfall in Excess of
                           Requisite Amount                                                    52,875
                                                                                         ------------
           (4)       Priority Fifth through Sixth
                                                                                         ------------
           (5)       Priority Seventh - to Servicer
                                                                                         ------------

           Total withdrawals                                                                                 52,875
                                                                                                      -------------

      F.       End of period Spread Account balance                                                     $12,750,000
                                                                                                      -------------


                                       3


X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.       Beginning of period number of Receivables                                                     32,057
                                                                                                      -------------
      B.       Number of Subsequent Receivables Purchased                                                         0
                                                                                                      -------------
      C.       Number of Receivables becoming Liquidated
                      Receivables during period                                                                 193
                                                                                                      -------------
      D.       Number of Receivables becoming Purchased
                      Receivables during period                                                       -------------
      E.       Number of Receivables paid off during period                                                     282
                                                                                                      -------------
      F.       End of period number of Receivables                                                           31,582
                                                                                                      -------------


XI.         STATISTICAL DATA:

      A.       Weighted Average APR of the Receivables                                                       19.17%
                                                                                                      -------------
      B.       Weighted Average Remaining Term of the Receivables                                             48.46
                                                                                                      -------------
      C.       Average Receivable Balance                                                                   $11,382
                                                                                                      -------------
      D.       Aggregate Realized Losses                                                                 $9,531,514
                                                                                                      -------------


By:
       ---------------------------------------
Name:  Preston A. Miller
       -----------------
Title: Executive Vice President and Treasurer
       ---------------------------------------
Date:  October 1, 1998
       ---------------

                  AmeriCredit Automobile Receivables Trust 1998-A
                        Class A-1 5.560% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 5.880% Asset Backed Notes
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Begin   09/01/98
Monthly Period Endin   09/30/98


I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1      Class A-2     Class A-3        TOTAL
                                                            ------------   ------------  ------------  -------------


      A.       Preliminary End of period Note Balance        $16,931,775   $200,000,000  $128,000,000   $344,931,775
                                                            ------------   ------------  ------------  -------------
      B.       Deficiency Claim Amount                                  0             0             0              0

      C.       End of period Note Balance                    $16,931,775   $200,000,000  $128,000,000   $344,931,775
                                                            ------------   ------------  ------------  -------------
                                                            ------------   ------------  ------------  -------------
      D.       Note Pool Factors                              17.455438%    100.000000%   100.000000%     81.160418%
                                                            ------------   ------------  ------------  -------------
                                                            ------------   ------------  ------------  -------------


II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Preliminary End of period Spread Account balance                                          $12,750,000
                                                                                                       -------------
      B.       Priority First - Deficiency Claim Amount from preliminary certificate                               0
                                                                                                       -------------
      C.       End of period Spread Account balance                                                      $12,750,000
                                                                                                       -------------
X.          PERFORMANCE TESTS:

      A.       Delinquency Ratio
               (1)    Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                 $9,897,753
                                                                                         ------------
               (2)    Purchased Receivables with Scheduled
                         Payment delinquent more than 60
                         days at end of period
                                                                                         ------------
               (3)    Beginning of period Principal Balance                               370,534,093
                                                                                         ------------
               (4)    Delinquency Ratio (1)+(2) divided by (3)                                                 2.67%
                                                                                                       -------------
               (5)    Previous Monthly Period Delinquency Ratio                                                2.39%
                                                                                                       -------------
               (6)    Second previous Monthly Period Delinquency Ratio                                         1.98%
                                                                                                       -------------
               (7)    Average Delinquency Ratio (4)+(5)+(6)
                         divided by 3                                                                          2.35%
                                                                                                       -------------
               (8)    Compliance (Delinquency Test Failure is a
                         Delinquency Ratio equal to or greater than 5.00%)                                     yes
                                                                                                       -------------


                                       1


      B.       Cumulative Default Rate
               (1)  Defaulted Receivables in Current Period                                $3,688,313
                                                                                         ------------
               (2)  Cumulative Defaulted Receivables Including
                       Defaulted Receivables in Current Period                             22,255,709
                                                                                         ------------
               (3)  Original Pool Balance                                                 424,999,989
                                                                                         ------------
               (4)  Cumulative Default Rate (2) divided by (3)                                                 5.24%
                                                                                                       -------------
               (5)  Compliance (Default Test Failure is a Cumulative
                      Default Rate equal to or greater than 11.81%.)                                           yes
                                                                                                       -------------


      C.       Cumulative Net Loss Rate
               (1)  Receivables becoming Liquidated Receivables during period              $3,478,726
                                                                                         ------------
               (2)  Purchased Receivables with Scheduled
                      Payment delinquent more than 30 days at end of period              ------------
               (3)  Cram Down Losses occurring during period                             ------------
               (4)  Liquidation Proceeds collected during period                           (1,568,154)
                                                                                         ------------
               (5)  Net Losses during period (1)+(2)+(3)-(4)                                1,910,572
                                                                                         ------------
               (6)  Net Losses since Initial Cut-off Date (Beginning of Period)             7,620,942
                                                                                         ------------
               (7)  50% of Receivables with Scheduled Payment delinquent
                      more than 90 days at end of period                                   2,775,786
                                                                                         ------------
               (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                      as of the Closi                                                     425,000,000
                                                                                         ------------
               (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                      divided by (8)                                                                           2.90%
                                                                                                       -------------
              (10)  Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 6.75%.)                                          yes
                                                                                                       -------------

      D.       Extension Rate
               (1)  Principal Balance of Receivables extended during current period         9,787,904
                                                                                         ------------
               (2)  Beginning of Period Aggregate Principal Balance                       370,534,093
                                                                                         ------------
               (3)  Extension Rate (1) divided by (2)                                                          2.64%
                                                                                                       -------------
               (4)  Previous Monthly Extension Rate                                                            2.14%
                                                                                                       -------------
               (5)  Second previous Monthly Extension Rate                                                     1.11%
                                                                                                       -------------
               (6)  Average Extension Rate (3)+(4)+(5)
                      divided by 3                                                                             1.96%
                                                                                                       -------------
               (7)  Compliance (Extension Test Failure is an
                      Extension Rate equal to or greater than 4%.)                                             yes
                                                                                                       -------------



XI.         DELINQUENCY:
      A.       Receivables with Scheduled Payment delinquent
               (1)  31-60 days                                             #      2,063   $24,473,711          6.60%
                                                                           ------------  ------------  -------------
               (2)  61-90 days                                                      571     6,807,721          1.84%
                                                                           ------------  ------------  -------------
               (3)  over 90 days                                                    260     3,090,032          0.83%
                                                                           ------------  ------------  -------------

               Receivables with Scheduled Payment delinquent
                 more than 30 days at end of period                               2,894   $34,371,464          9.28%
                                                                           ------------  ------------  -------------
                                                                           ------------  ------------  -------------



By:
       ---------------------------------------
Name:  Preston A. Miller
       -----------------
Title: Executive Vice President and Treasurer
       ---------------------------------------
Date:  October 5, 1998
       ---------------



                                       2